Accounts Payable, Accrued Liabilities and Asset Retirement Obligations - Components Accounts Payable and Accrued Liabilities (Detail) $ in Thousands, $ in Millions	Dec. 31, 2018 MXN ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 MXN ($)
Accounts payable and accrued liabilities [abstract]
Suppliers	$ 118,406,380		$ 106,483,848
Sundry creditors	91,087,197		91,842,929
Interest payable	8,535,519		8,930,561
Guarantee deposits from customers	1,421,336		1,460,286
Dividends payable	2,506,835		3,955,783
Total	$ 221,957,267	$ 11,277	$ 212,673,407